UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 23, 2016
_______________________________

HEWLETT PACKARD ENTERPRISE
COMPANY
(Exact name of registrant as specified in its charter)
_______________________________

DELAWARE	001-37483	47-3298624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA (Address of Principal Executive Offices)		94304 (Zip Code)
(650) 687-5817
(Registrant’s telephone number, including area code)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01. Regulation FD Disclosure.
On November 23, 2016, Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise” or “HPE”) issued a press release announcing the commencement of HPE’s offer to exchange up to $14,600,000,000 aggregate principal amount of its outstanding unregistered (i) $2,250,000,000 2.450% Notes due 2017, (ii) $2,650,000,000 2.850% Notes due 2018, (iii) $3,000,000,000 3.600% Notes due 2020, (iv) $1,350,000,000 4.400% Notes due 2022, (v) $2,500,000,000 4.900% Notes due 2025, (vi) $750,000,000 6.200% Notes due 2035, (vii) $1,500,000,000 6.350% Notes due 2045, (viii) $350,000,000 Floating Rate Notes due 2017 and (ix) $250,000,000 Floating Rate Notes due 2018, for a like principal amount of its new registered (i) $2,250,000,000 2.450% Notes due 2017, (ii) $2,650,000,000 2.850% Notes due 2018, (iii) $3,000,000,000 3.600% Notes due 2020, (iv) $1,350,000,000 4.400% Notes due 2022, (v) $2,500,000,000 4.900% Notes due 2025, (vi) $750,000,000 6.200% Notes due 2035, (vii) $1,500,000,000 6.350% Notes due 2045, (viii) $350,000,000 Floating Rate Notes due 2017 and (ix) $250,000,000 Floating Rate Notes due 2018. A copy of the November 23, 2016 press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
The press release is being furnished pursuant to Item 7.01, Regulation FD Disclosure. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.
Forward-looking statements
This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of Hewlett Packard Enterprise could differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of Hewlett Packard Enterprise for future operations; other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected and other risks that are described in Hewlett Packard Enterprise's filings with the Securities and Exchange Commission, including but not limited to the risks described in Hewlett Packard Enterprise's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Hewlett Packard Enterprise assumes no obligation and does not intend to update any forward-looking statements.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 23, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY
(Registrant)

Date: November 23, 2016	By: /s/ RISHI VARMA
Name: Rishi Varma
Title: Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 23, 2016.